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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711

(Address of principal executive offices) (Zip code)

Steven J. Fredricks

Madison Legal and Compliance Department

550 Science Drive

Madison, WI  53711

(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

SEC 2569 (07/23)

Item 1.  Report to Shareholders.

Semi-Annual Report June 30, 2024

MADISON COVERED CALL & EQUITY STRATEGY FUND (MCN)

Active Equity Management combined with a Covered Call Option Strategy

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Review of Period

What happened in the market during the first half of 2024?

Even though we know that equity markets are inherently cyclical, there are periods of cognitive dissonance whereby the vast consensus believes the only direction for stocks is higher. Investors focus on very narrow drivers (Fed rate cuts, “AI”) while ignoring danger signs. That has certainly been the case since November of 2023.

Above the surface, markets are roaring and might even be deemed unsinkable. But, the bulk of every iceberg lies below the surface, out of sight. Such hidden risks, if left unaccounted for, can potentially disrupt even the most unsinkable markets. Let’s examine a few of the risks that lie just below the surface of this stock market.

1.	The S&P 500 has gained 15.3% in the first six months of 2024. Measured from the November 2023 lows, the market is more than 31% higher. The index is already more than 12% higher than the average 2024 year-end targets of Wall Street strategists.

2.	Concentration has returned. While the S&P 500 returns broadened out somewhat late last year, during the 1st quarter of 2024, only 6 stocks contributed over 60% of the market’s return. It got worse during the 2nd quarter as a small handful of mega-cap growth stocks accounted for the majority of the market’s positive return while 57% of the index constituents had negative returns. The 3 largest companies in the S&P 500 (Microsoft, Nvidia and Apple) make up a record 21% of the index while the top 5 companies make up over 28%. At the peak of the dot-com bubble, the top 3 companies (Microsoft, General Electric and Cisco) made up 12% of the S&P 500 weight. Clearly, a very small number of companies have an undue influence on performance and perceived earnings growth of the overall index.

3.	Industry concentration is also worrying. Reminiscent of the dot-com era, anything related to “AI” has been bid significantly higher. The Technology sector peaked in size in early 2000 at 33.6% … it is now at 32.5% and this is without the likes of Alphabet and Meta which were shunted to the Communication Services sector in 2018.

4.	Since 1964, there have been 27 market corrections of 10% or more. All share at least one of the following catalysts: higher rates, rising unemployment or global geo-political issues. In over 50% of the corrections, higher rates were the primary catalyst. Rates continue to be “higher for longer”.

5.	Speaking of rates, the November 2023 rally began with the assumption that the Fed would cut rates in March (with absolute certainty). We’re still waiting. The market continues to hope that rate cutting will begin in September.

6.	The market continues to crave rate cuts but when the cuts actually occur, focus will likely shift to cuts signaling a weakening economy. Equity markets historically perform poorly following the Fed’s initial rate cut. Be careful what you wish for.

7.	The economy is great. (tongue firmly planted in cheek) If the economy is so strong, why do we require a multi trillion budget deficit. Why are lower interest rates so critical. A good Keynesian economist would assume that strong economies generate surpluses which go towards paying down debt which accumulated in rougher economic patches. The opposite has occurred. All of the recent growth in US GDP has been financed by an increasingly unsustainable debt load. In q4 2023, US GDP grew an impressive 3.4% or $347 bln. However, this was financed by an increase in federal debt of $834 bln. Total US Federal debt is now above $35 trillion and has been recently growing by almost 1 trillion dollars every QUARTER. Smoke and mirrors … the numbers don’t seem to have meaning any more.

Although we haven’t talked about other risks such as high market valuations, less money on the sidelines than most believe, very high bullish sentiment, imploding commercial real estate, geo-political risks, etc, it’s clear with the strong upward momentum of the stock market over the past 8 months that many headwinds are being under-appreciated. Defensive strategies such as ours clearly underperform in periods of exuberant momentum.

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MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - continued | June 30, 2024

Guarding against the risks below the surface and avoiding or minimizing their potential negative impact, is the utility of defensive strategies. Like many types of insurance, they may not always be needed but are critical when the inevitable disorderly market comes calling.

How did the Fund perform given the marketplace conditions during the first six months of 2024?

With the S&P 500 increasingly dominated by a handful of mega-cap growth stocks, the Fund was unable to keep up with the overall index during the first half of 2024. Over the full six months ending June 30, 2024, the Fund’s Net Asset Value (NAV) gained 1.0%, trailing the high-flying S&P 500’s 15.3% gain. The Fund also trailed the CBOE S&P BuyWrite Index (BXM) return of 7.6%. The Fund’s market price rose 6% as its premium to NAV widened from 6.7% at the beginning of the year to 12.3% on June 30.

The Fund entered the year defensively postured as we grew increasingly wary of weakening economic and company fundamentals. Those trends began to surface during the period but were fully drowned out by the “AI” driven momentum of a small handful of mega-cap stocks. To illustrate, the S&P 500 “Equally Weighted” Index rose only 5.1% over the first six months of the year, a full 10% less than the market-cap weighted index. High option coverage and a high cash level combined to create the Fund’s defensive positioning, which we believe is prudent in a slowing economic environment. While this partially limited upside in the first half of the year, it should help minimize fund drawdowns if the market pulls back or goes lower due to recession concerns.

At last year end, the Fund had 87.4% of its equity exposure covered by call options and remained significantly covered during most of the first half of the year. Despite a strong market rally in the first half, we remained concerned about the potential for renewed downside. At period end, the Fund was 83.5% covered. With respect to cash levels, the Fund began the period with 23% in cash and opportunistically worked the level lower over the period. At the end of June, the Fund’s cash level remained relatively high at 18.4%. In such a strong market environment, both option coverage and cash levels were detractive to the Fund’s relative performance.

During the period, sector allocation was a small headwind compared to the index’s performance. The primary detractors were an underweight positioning in the high flying Technology sector and an overweight positioning in the Materials sector with particular focus on gold-related companies. An overweight in the Utilities and Real Estate sectors along with underweight in Financials and Consumer Discretionary were positive contributors. Performance of the Fund’s individual equity positions lagged relative to index during the period. This was as much attributable to what the Fund didn’t own compared to what it owned. The Fund had relatively small mega-cap growth exposure and, as such, did not benefit from that group’s significant leadership. Energy holdings Transocean and Apache lagged as crude oil prices rose 13% but in a very volatile manner. Also lagging were CVS Health which guided earnings lower due to higher costs in their Medicare Advantage business unit and Las Vegas Sands mainly on concerns that China’s economic revival appears weaker than hoped. Utility holding company AES also lagged with much of the Utility sector as investors piled into anything ”AI” and the decline in bond yields beginning in late April also weighed on Utility performance. On the positive side, retail holdings such as Nordstrom and Target rebounded during the period, albeit in a choppy manner as consumer trends were better than feared. Diamondback Energy was a beneficiary of higher oil prices and a positive view on their merger with privately held Endeavor Resources to bulk up one of the highest quality asset bases in the Permian basin. Renewable utility giant Nextera Energy also rebounded strongly in the aftermath of a late 2023 growth downgrade in affiliated company, Nextera Energy Partners LP. Charles Schwab was purchased in late May following a sharp stock price decline that resulted from management altering future guidance slightly lower. The stock rebounded in relatively short order and added value relative to the overall index.

2

MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - continued | June 30, 2024

SHARE PRICE AND NAV PERFORMANCE FOR MADISON COVERED CALL & EQUITY STRATEGY FUND

Describe the Fund’s portfolio equity and option structure:

As of June 30, 2024, the Fund held 43 equity securities and unexpired call options had been written against 83.5% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, as of June 30, 92% of the Fund’s call options (46 of 50 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). On average, the Fund’s call options had 58.9 days to expiration.

Which sectors are prevalent in the Fund?

From a sector perspective, MCN’s largest exposure as of June 30, 2024 was to the Health Care sector followed by the Financial, Energy, Consumer Discretionary, Industrial, Information Technology and Materials sectors. This was followed by smaller exposures in the Consumer Staples, Utilities, Communication Services and Real Estate sectors. The Fund also had a small exposure to an industry specific Exchange Traded Fund.

Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/24
Communication Services	3.3%
Consumer Discretionary	9.1%
Consumer Staples	6.5%
Energy	9.2%
Financials	9.7%
Health Care	11.5%
Industrials	8.5%
Information Technology	8.1%
Materials	7.6%
Real Estate Investment Trusts (REITs)	2.0%
Short Term Investments	20.3%
Utilities	4.2%

TOP TEN EQUITY HOLDINGS AS OF 6/30/24
% of Total Investments
Las Vegas Sands Corp.	3.6%
Transocean Ltd.	3.3%
BlackRock, Inc.	2.9%
AES Corp.	2.7%
Barrick Gold Corp.	2.7%
Medtronic PLC	2.7%
PepsiCo, Inc.	2.7%
Newmont Corp.	2.6%
T-Mobile U.S., Inc.	2.4%
Air Products & Chemicals, Inc.	2.3%

Discuss the Fund’s security and option selection process:

The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use Fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks.

3

MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - concluded | June 30, 2024

It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the Fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and Fund for the remainder of 2024?

In this “big get bigger” world, keeping up with the market has become an exercise in folly for most long only strategies, let alone a strategy such as ours that is defensive and utilizes the option market for additional downside protection. Having said that, the narrowness of the market can also work in reverse. If the economic fundamentals continue to worsen and a risk-off posture is adopted by more investors, the sheer size and influence of the mega-caps can result in a much larger than expected drawdown. Valuations of the leaders have become elevated and as much as “AI” is a real phenomenon, its impact must surely be largely priced into market levels at this point.

The Federal Reserve may begin cutting rates in the near future, possibly by year end. Expectations of multiple rates cuts have been high since late last year. Again, rate cuts have been factored into stock prices for quite some time now. If the economy continues to falter and cuts are needed to protect against a possible recession rather than to just increase market liquidity, equities could struggle. In truth, we have been expecting such an environment for several quarters. Our early defensive positioning is likely because we underestimated the impact of 2 years of excessive money supply growth … it drove risk taking for longer than expected. However, we continue to believe that once that impact has been normalized, the liquidity bubble that has resulted will fully deflate. How quickly it deflates is unknowable, but we would rather be too defensive in any unwinding scenario than not defensive enough. To paraphrase a well-known saying, “patience can be bitter but its fruit is sweet”. We remain patiently defensive.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Portfolio of Investments (unaudited)

	Shares	Value (Note 2,3)
COMMON STOCKS -85.2%
Communication Services -3.5%
Comcast Corp., Class A (A)	31,500	$1,233,540
Lumen Technologies, Inc. *	124,000	136,400
T-Mobile U.S., Inc. (A)	20,800	3,664,544
		5,034,484

Consumer Discretionary -9.8%
Las Vegas Sands Corp. (A)	123,900	5,482,575
Lowe's Cos., Inc. (A)	13,500	2,976,210
Nordstrom, Inc.	156,000	3,310,320
Starbucks Corp. (A)	27,800	2,164,230
		13,933,335
Consumer Staples - 6.9%
Archer-Daniels-Midland Co. (A)	40,000	2,418,000
Constellation Brands, Inc., Class A (A)	13,000	3,344,640
PepsiCo, Inc. (A)	24,700	4,073,771
		9,836,411
Energy - 9.9%
APA Corp.	102,700	3,023,488
ConocoPhillips (A)	26,000	2,973,880
Matador Resources Co. (A)	51,000	3,039,600
Transocean Ltd. *	940,000	5,029,000
		14,065,968
Financials - 10.4%
BlackRock, Inc. (A)	5,700	4,487,724
Charles Schwab Corp. (A)	32,000	2,358,080
CME Group, Inc. (A)	14,200	2,791,720
Morgan Stanley (A)	23,000	2,235,370
PayPal Holdings, Inc. * (A)	51,300	2,976,939
		14,849,833
Health Care - 12.3%
Abbott Laboratories (A)	27,000	2,805,570
Agilent Technologies, Inc. (A)	25,000	3,240,750
CVS Health Corp. (A)	48,500	2,864,410
Danaher Corp. (A)	9,000	2,248,650
Medtronic PLC (A)	53,300	4,195,243
Pfizer, Inc. (A)	74,000	2,070,520
Solventum Corp. *	3,125	165,250
		17,590,393

Industrials - 9.1%
3M Co. (A)	21,500	2,197,085
Automatic Data Processing, Inc. (A)	9,000	2,148,210
Fastenal Co. (A)	43,000	2,702,120
Honeywell International, Inc. (A)	10,300	2,199,462
Union Pacific Corp. (A)	7,000	1,583,820
United Parcel Service, Inc., Class B (A)	15,800	2,162,230
		12,992,927

Information Technology - 8.7%
Accenture PLC, Class A (A)	9,700	2,943,077
Adobe, Inc. * (A)	3,000	1,666,620
Ciena Corp. * (A)	68,500	3,300,330
Microchip Technology, Inc. (A)	24,700	2,260,050
Texas Instruments, Inc. (A)	11,500	2,237,095
		12,407,172

Materials - 8.1%
Air Products & Chemicals, Inc. (A)	13,600	3,509,480
Barrick Gold Corp. (A)	244,500	4,078,260
Newmont Corp. (A)	95,000	3,977,650
		11,565,390

Real Estate Investment Trusts
(REITs) - 2.1%
American Tower Corp., REIT (A)	15,500	3,012,890

Utilities - 4.4%
AES Corp. (A)	234,000	4,111,380
Dominion Energy, Inc. (A)	45,000	2,205,000
		6,316,380

Total Common Stocks
(Cost $144,949,067)		121,605,183

SHORT-TERM INVESTMENTS - 21.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (B), 5.25%	30,870,539	30,870,539
Total Short-Term Investments
(Cost $30,870,539)		30,870,539

TOTAL INVESTMENTS - 106.8% (Cost 175,819,606**)		152,475,722

TOTAL CALL OPTIONS WRITTEN - (1.3%)		(1,897,792)

NET OTHER ASSETS AND LIABILITIES - (5.5%)		(7,771,184)

TOTAL NET ASSETS - 100.0%		$142,806,746

**	Aggregate cost for Federal tax purposes was $176,627,975.
*	Non-income producing.
(A)	All or a portion of these securities' positions, with a value of $109,940,725, represent covers (directly or through conversion rights) for outstanding options written.
(B)	7-day yield.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments (unaudited) - continued | June 30, 2024

Written Option Contracts Outstanding at June 30, 2024

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
3M Co.	$110.00	9/20/24	(145)	$(1,595,000)	$(28,638)	$(33,056)	$4,418
Abbott Laboratories	110.00	9/20/24	(270)	(2,970,000)	(48,060)	(49,891)	1,831
Accenture PLC, Class A	330.00	8/16/24	(71)	(2,343,000)	(12,780)	(58,147)	45,367
Accenture PLC, Class A	320.00	9/20/24	(26)	(832,000)	(16,380)	(14,014)	(2,366)
Adobe, Inc.	510.00	8/16/24	(30)	(1,530,000)	(159,450)	(65,532)	(93,918)
AES Corp.	19.00	8/16/24	(1,170)	(2,223,000)	(40,950)	(74,848)	33,898
Agilent Technologies, Inc.	160.00	7/19/24	(180)	(2,880,000)	—	(67,758)	67,758
Agilent Technologies, Inc.	135.00	8/16/24	(70)	(945,000)	(18,025)	(17,536)	(489)
Air Products & Chemicals, Inc.	280.00	9/20/24	(136)	(3,808,000)	(53,720)	(71,938)	18,218
American Tower Corp., REIT	200.00	7/19/24	(115)	(2,300,000)	(24,438)	(51,821)	27,383
American Tower Corp., REIT	200.00	8/16/24	(40)	(800,000)	(19,400)	(20,358)	958
Archer-Daniels-Midland Co.	65.00	8/16/24	(200)	(1,300,000)	(14,500)	(31,808)	17,308
Archer-Daniels-Midland Co.	65.00	9/20/24	(200)	(1,300,000)	(25,000)	(23,794)	(1,206)
Automatic Data Processing, Inc.	260.00	8/16/24	(90)	(2,340,000)	(11,250)	(50,307)	39,057
Barrick Gold Corp.	20.00	8/16/24	(1,225)	(2,450,000)	(11,637)	(53,867)	42,230
Barrick Gold Corp.	19.00	9/20/24	(1,220)	(2,318,000)	(39,650)	(41,446)	1,796
BlackRock, Inc.	820.00	9/20/24	(57)	(4,674,000)	(105,450)	(98,549)	(6,901)
Charles Schwab Corp.	75.00	8/16/24	(320)	(2,400,000)	(74,400)	(59,126)	(15,274)
Ciena Corp.	50.00	8/16/24	(376)	(1,880,000)	(47,000)	(48,696)	1,696
CME Group, Inc.	210.00	9/20/24	(142)	(2,982,000)	(32,660)	(28,963)	(3,697)
Comcast Corp., Class A	42.50	9/20/24	(315)	(1,338,750)	(22,523)	(20,781)	(1,742)
ConocoPhillips	120.00	9/20/24	(260)	(3,120,000)	(66,040)	(60,124)	(5,916)
Constellation Brands, Inc.	255.00	7/19/24	(90)	(2,295,000)	(66,600)	(53,906)	(12,694)
Constellation Brands, Inc.	265.00	9/20/24	(40)	(1,060,000)	(27,600)	(27,558)	(42)
CVS Health Corp.	65.00	8/16/24	(245)	(1,592,500)	(21,070)	(34,197)	13,127
Danaher Corp.	260.00	7/19/24	(90)	(2,340,000)	(15,075)	(40,407)	25,332
Dominion Energy, Inc.	52.50	10/18/24	(450)	(2,362,500)	(40,500)	(37,881)	(2,619)
Fastenal Co.	69.62	7/19/24	(185)	(1,287,970)	(3,700)	(30,335)	26,635
Fastenal Co.	70.00	11/15/24	(245)	(1,715,000)	(34,913)	(35,454)	541
Honeywell International, Inc.	220.00	8/16/24	(103)	(2,266,000)	(29,870)	(35,943)	6,073
Las Vegas Sands Corp.	50.00	7/19/24	(620)	(3,100,000)	(7,750)	(83,391)	75,641
Lowe's Cos., Inc.	230.00	9/20/24	(135)	(3,105,000)	(79,313)	(67,833)	(11,480)
Matador Resources Co.	65.00	9/20/24	(510)	(3,315,000)	(75,225)	(68,324)	(6,901)
Medtronic PLC	82.50	9/20/24	(533)	(4,397,250)	(84,747)	(71,406)	(13,341)
Microchip Technology, Inc.	105.00	7/19/24	(170)	(1,785,000)	(1,700)	(37,304)	35,604
Microchip Technology, Inc.	95.00	8/16/24	(77)	(731,500)	(25,025)	(17,630)	(7,395)
Morgan Stanley	100.00	8/16/24	(230)	(2,300,000)	(48,990)	(46,158)	(2,832)
Newmont Corp.	47.50	7/19/24	(475)	(2,256,250)	(5,225)	(50,403)	45,178
Newmont Corp.	50.00	8/16/24	(475)	(2,375,000)	(13,062)	(51,762)	38,700
PayPal Holdings, Inc.	72.50	8/16/24	(513)	(3,719,250)	(16,416)	(98,163)	81,747
PepsiCo, Inc.	180.00	7/19/24	(180)	(3,240,000)	(1,890)	(82,170)	80,280
PepsiCo, Inc.	170.00	9/20/24	(67)	(1,139,000)	(21,440)	(23,382)	1,942
Pfizer, Inc.	30.00	9/20/24	(740)	(2,220,000)	(36,630)	(36,994)	364
Starbucks Corp.	85.00	8/16/24	(278)	(2,363,000)	(40,310)	(43,907)	3,597
T-Mobile U.S., Inc.	170.00	8/16/24	(165)	(2,805,000)	(158,400)	(56,578)	(101,822)
T-Mobile U.S., Inc.	180.00	8/16/24	(43)	(774,000)	(17,092)	(17,585)	493

See accompanying Notes to Financial Statements.

6

MCN | Madison Covered Call & Equity Strategy F und | Portfolio of Investments (unaudited) - concluded | June 30, 2024

Written Option Contracts Outstanding at June 30, 2024 – continued

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Texas Instruments, Inc.	$200.00	8/16/24	(115)	$(2,300,000)	$(58,937)	$(51,630)	$(7,307)
Union Pacific Corp.	225.00	8/16/24	(70)	(1,575,000)	(58,100)	(37,911)	(20,189)
United Parcel Service, Inc., Class B	145.00	8/16/24	(158)	(2,291,000)	(36,261)	(47,236)	10,975
Total Call Options Written					$(1,897,792)	$(2,327,808)	$430,016
Total Options Written, at Value					$(1,897,792)	$(2,327,808)	$430,016

See accompanying Notes to Financial Statements.

7

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Statement of Assets and Liabilities as of June 30, 2024 (unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$152,475,722
Receivables:
Investments sold	334,225
Dividends and Interest	77,450
Total assets	152,887,397

Liabilities:
Payables:
Investments purchased	4,353,662
Advisory agreement fees	95,323
Administrative services agreement fees	30,928
Due to Custodian	3,702,946
Options written, at value (premium received $2,327,808)	1,897,792
Total liabilities	10,080,651
Net assets	$142,806,746

Net assets consist of:
Common Stock/Shares:
Paid-in capital in excess of par	$169,003,971
Accumulated distributable earnings (loss)	(26,197,225)
Net Assets	$142,806,746

Capital Shares Issued and Outstanding (Note 9)	21,087,537
Net Asset Value per share	$6.77

† Cost of Investments in unaffiliated securities	$175,819,606

See accompanying Notes to Financial Statements.

8

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Statement of Operations for the Six Months Ended June 30, 2024 (unaudited)

Investment Income:
Interest	$985,720
Dividends
Unaffiliated issuers	1,234,464
Less: Foreign taxes withheld/reclaimed	(7,335)
Income from securities lending	91
Total investment income	2,212,940
Expenses (Note 4):
Advisory agreement fees	581,570
Administrative services agreement fees	189,010
Trustee fees	18,449
Other expenses	166
Total expenses	789,195
Net Investment Income	1,423,745
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	(1,512,200)
Options written	3,367,292
Unaffiliated issuers	1,836,821
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options written	1,314,916
Unaffiliated issuers	(4,849,017)
Net Realized and Unrealized Gain on Investments	157,812
Net Increase in Net Assets from Operations	$1,581,557

See accompanying Notes to Financial Statements.

9

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Statement of Changes in Net Assets

	(unaudited) Six-Months Ended 6/30/24	Year Ended 12/31/23
Net Assets at beginning of period	$148,630,589	$148,156,022
Increase (decrease) in net assets from operations:
Net investment income	1,423,745	2,504,393
Net realized gain	3,691,913	7,266,373
Net change in unrealized appreciation (depreciation)	(3,534,101)	5,518,091
Net increase in net assets from operations	1,581,557	15,288,857
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains)	(7,584,726)	(10,100,837)
Return of capital	–	(5,042,064)
Total distributions	(7,584,726)	(15,142,901)
Capital Stock transactions:
Newly issued to shareholders in reinvestment of distributions	179,326	328,611
Increase from capital stock transactions	179,326	328,611
Total increase (decrease) in net assets	(5,823,843)	474,567
Net Assets at end of period	$142,806,746	$148,630,589

Capital Share transactions:
Newly issued shares reinvested	25,169	45,862
Increase from capital shares transactions	25,169	45,862

See accompanying Notes to Financial Statements.

10

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding

	(unaudited) Six-Months Ended		Year Ended December 31,
	6/30/24		2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$7.06		$7.05	$7.45	$7.09	$7.35	$6.91
Income from Investment Operations:
Net investment income (loss)	0.07		0.12	0.06	0.01	0.04	0.08
Net realized and unrealized gain (loss) on investments	0.00	[1]	0.61	0.26	1.07	0.42	1.08
Total from investment operations	0.07		0.73	0.32	1.08	0.46	1.16
Less Distributions From:
Net investment income	(0.36)		(0.48)	(0.65)	(0.60)	(0.50)	(0.47)
Capital gains	–		–	(0.07)	–	–	–
Return of Capital	–		(0.24)	–	(0.12)	(0.22)	(0.25)
Total distributions	(0.36)		(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(0.29)		0.01	(0.40)	0.36	(0.26)	0.44
Net Asset Value at end of period	$6.77		$7.06	$7.05	$7.45	$7.09	$7.35
Market Value at end of period	$7.14		$7.53	$7.75	$8.02	$6.75	$6.63
Total Return
Net asset value (%)[2]	0.96	[4]	10.68	4.90	15.36	7.72	17.39
Market value (%)[3]	6.27	[4]	7.38	7.12	30.44	15.22	19.83

Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$142,807		$148,631	$148,156	$156,220	$148,475	$153,963
Ratios of expenses to average net assets (%)	1.09	[5]	1.08	1.08	1.08	1.07	1.07 [6]
Ratio of net investment income to average net assets (%)	1.96	[5]	1.66	0.77	0.16	0.61	1.15
Portfolio turnover (%)	55	[4]	106	104	178	128	114

[1]	Amounts represent less than $0.005 per share.
[2]	Total net asset value return is calculated based on changes in the net asset value per share for the year reported on. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value amount on the date of the distribution.
[3]	Total market value return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the dividend reinvestment plan. Total market value return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
[4]	Not annualized.
[5]	Annualized
[6]	Includes Board-approved expenses related to special and annual meetings that took place during the year.

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Notes to Financial Statements

1. ORGANIZATION

Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Rule 2a-5 under the 1940 Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a fund must fair value a security. Among other things, the Valuation Rule permits a board of trustees of a fund to designate a fund’s investment adviser as valuation designee to perform a fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee a fund’s investment adviser fair value determinations. The Board has designated the Fund’s investment adviser as Valuation Designee and the Valuation Designee has delegated valuation decisions to the Investment Adviser’s Pricing Committee.

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | June 30, 2024

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

Investment Transactions and Investment Income: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Covered Call and Put Options: An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.

When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Distributions to Shareholders: The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (“GAAP”). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.

Recently Issued Accounting Pronouncements: In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The ASU does not have a material impact on the Fund’s financial statements.

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | June 30, 2024

3. FAIR VALUE MEASUREMENTS

The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that the fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2024, maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between classifications levels during the period ended June 30, 2024. As of and during the period ended June 30, 2024, the Fund did not hold securities deemed as a Level 3.

The following is a summary of the inputs used as of June 30, 2024, in valuing the Fund’s investments carried at fair value:

				Value at
Description	Level 1	Level 2	Level 3	6/30/24
Assets: [1]
Common Stocks	$121,605,183	$—	$—	$121,605,183
Short-Term Investments	30,870,539	—	—	30,870,539

	$152,475,722	$—	$—	$152,475,722
Liabilities: [1]
Options Written	$(1,897,792)	$—	$—	$(1,897,792)

1 Please see the Portfolio of Investments for a listing of all securities within each category.

4. ADVISORY, ADMINISTRATIVE SERVICES AND OTHER EXPENSES

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | June 30, 2024

and interested trustees of the Fund. For these services, the Fund pays the Adviser an advisory fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily value of the Fund’s “managed assets”. For this purpose, the term “managed assets” means the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of accrued liabilities (including the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage will not be considered a liability of the Fund.

In connection with the most recent approval by the Board of Trustees of the Investment Advisory Agreement, the Adviser contractually agreed to enter into an Operating Expense Limitation Agreement with the Fund, under which the Adviser agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses (excluding taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation and other “Excluded Expenses” (as defined in the Administrative Services Agreement, described below)) to the annual rate set forth in the Fund’s 2022 Annual Report to Shareholders. The Operating Expense Limitation Agreement became effective on December 1, 2023 and will remain in place until at least November 30, 2025. For the period ended June 30, 2024, the Fund did not waive any expenses.

Under a separate Administrative Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: transfer agent services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the reasonable out-of-pocket expenses of the Fund’s independent Trustees associated with their services to the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s managed assets. Not included in this fee and, therefore, the responsibility of the Fund are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses). ; and (iv) Independent Trustees compensation, including Lead Independent Trustee compensation (collectively referred to as “Excluded Expenses”).

Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates.

5. SECURITIES LENDING

The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | June 30, 2024

loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.

Cash collateral received for securities on loan are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S.treasuries or government securities. As of June 30, 2024, the Fund did not have any securities on loan to brokers/dealers.

6. DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

In addition, in November 2020, the SEC adopted Rule 18f-4 under the 1940 Act to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4, which had a compliance date of August 19, 2022, replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. Because the Fund’s strategy involves investing in derivatives, and the Fund’s use of such derivatives does not meet the conditions applicable to the “limited user exception” in Rule 18f-4, the Fund has adopted a derivatives program that complies with the requirements of the rule. As part of this, certain officers of the Investment Adviser and the Fund serve as the “derivatives risk manager” for the Fund.

The following table presents the types of derivatives in the Fund by location and as presented in the Statement of Assets and Liabilities as of June 30, 2024.

	Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Options purchased	$—	Options written	$(1,897,792)

The following table presents the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2024.

Statement of Operations	Underlying Risk	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Options Purchased	Equity	$(1,512,200)	$—
Options Written	Equity	3,367,292	1,314,916
		$1,855,092	$1,314,916

The average volume (based on the open positions at each month-end) of derivative activity during the period ended June 30, 2024 was as follows:

	Options Purchased Contracts(1)	Options Written Contracts(1)
Madison Covered Call & Equity Strategy Fund	42	7,468

(1)	Number of Contracts

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | June 30, 2024

7. FEDERAL INCOME TAX INFORMATION

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.

At June 30, 2024, the aggregate gross unrealized appreciation (depreciation) and net unrealized depreciation for all securities, as computed on a federal income tax basis for the Fund were as follows:

Cost	$176,627,975
Gross appreciation	1,553,068
Gross depreciation	(25,275,305)
Net depreciation	$(23,722,237)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and certain market-to-market investments.

8. INVESTMENT TRANSACTIONS

During the period ended June 30, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $71,280,704 and $62,709,768 respectively. No long-term U.S. government securities were purchased or sold during the period.

9. CAPITAL

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and $21,087,537 shares issued and outstanding as of June 30, 2024. During the period ended June 30, 2024 and the year ended December 31, 2023, 25,169 and 45,862 shares were issued and reinvested, respectively, per the Dividend Reinvestment Plan, since the Fund was trading at a premium.

10. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.

11. DISCUSSION OF RISKS

Equity Risk: The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Option Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behaviour or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | June 30, 2024

strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Derivatives Risk: The Fund may experience losses from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Cybersecurity Risk: The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid-Cap Company Risk: Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - concluded | June 30, 2024

Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

Recent Market Events: U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and interest rate levels, the possibility of a national or global recession, problems in the banking sector, trade tensions, political events, the wars between Russia and Ukraine and in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the value of the Fund’s portfolio holdings.

Additional Risks: While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

12. SUBSEQUENT EVENTS

Management has evaluated all subsequent events through the date the financial statements were issued. On July 11th, 2024, the Advisor announced a strategic partnership with XA Investments (“XAI”). Whereas XAI will become the advisor of the Fund and the Advisor will become the subadvisor of the Fund, subject to approval by shareholders. If approved by shareholders, the Advisor will continue to manage the Fund’s portfolio pursuant to its existing investment strategy. To that effect, the Fund has called a Special Meeting for shareholders (the “Special Meeting”) to vote on the various proposals on October 15th, 2024. Shareholders are able to obtain copies of the Special Meeting Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by contacting the Fund toll free at 800-767-0300. Other than the above mentioned event, no other events have taken place that meet the definition of a subsequent event that require adjustments to, or disclosure in the financial statements.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Other Information

ADDITIONAL INFORMATION.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost on the Fund’s website at www.madisonfunds.com, on the SEC’s website at www.sec.gov, or by calling 1-800-767-0300 . Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Fund to vote proxies related to portfolio securities is available to shareholders at no cost on the Fund’s website at www.madisonfunds.com or upon request by calling 1-800-767-0300 or on the SEC’s website at www.sec.gov. The proxy voting records for the Fund for the most recent twelve-month period ended June 30 are available to shareholders at no cost upon request by calling 1-800- 767-300 or on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each

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MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | June 30, 2024

shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2024

Board of Trustees
Richard E. Struthers
Scott C. Jones
Steven P. Riege

Officers
Patrick F. Ryan
President

Jill Friedow
Interested Trustee
and Vice President

Greg D. Hoppe
Vice President and
Chief Financial
Officer

Steven J. Fredricks Chief Compliance Officer & Assistant Secretary Terri Wilhelm Secretary Kyle Schalow Assistant Treasurer Brandon Redwing Assistant Secretary AML Officer	Investment Adviser and Administrator Madison Asset Management, LLC 550 Science Drive Madison, WI 53711 Custodian State Street Bank Kansas City, Missouri	Transfer Agent Computershare Investor Services, LLC Canton, Massachusetts Independent Registered Public Accounting Firm Deloitte & Touche LLP Chicago, Illinois

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233

This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In August 2023, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-PORT, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

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550 Science Drive Madison, WI 53711 800.767.0300 madisonfunds.com

MCN-SAR-0624

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report..

Item 6. Schedule of Investments

(a) Schedule included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Financial Statements included as part of the report to shareholders filed under Item 1 of this Form.

(b) Financial Highlights included as part of the report to shareholders filed under Item 1 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The Trust discloses remuneration paid to directors, officers and others as part of the financial statements included in item 1.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

There were no investment advisory contract for the Trust’s board of directors to approve during the Fund’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders

There have been no changes to the Trust's procedures during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

The Trust did not require an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1.

Item 19. Exhibits.

(a)	(1) The Trust did not make any amendments to its code of ethics during the period covered by this report.

(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Steven J. Fredricks
Steven J. Fredricks, Chief Compliance Officer & Chief Legal Officer

Date: August 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan
Patrick F. Ryan, Principal Executive Officer

Date: August 29, 2024

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: August 29, 2024